Exhibit 32.02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Fairchild Semiconductor International, Inc. (the “company”) on Form 10-K for the period ended December 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark S. Frey, Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the company.

/s/ MARK S. FREY
Mark S. Frey
Executive Vice President,
Chief Financial Officer and Treasurer

February 26, 2009